                                    FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549



                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT NOVEMBER 15, 1999
               -----------------

COMMISSION FILE NUMBER 0-230 17
                       --------

                         CHOICETEL COMMUNICATIONS, INC.
                         ------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

MINNESOTA                                               41-1649949
- ---------                                               ----------
(STATE OF JURISDICTION OR                              IRS EMPLOYER ID NO.
INCORPORATION OF ORGANIZATION)

9724 10TH AVE. NORTH, PLYMOUTH, MN                     55441
- ----------------------------------                     -----
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)              (ZIP CODE)

REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE  612-544-1260

ITEM 5.  OTHER EVENT

     Choicetel Communication, Inc. announces the sale of its Midwest assets and its financial results for the third quarter and for the nine months ended September 30, 1999.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     Filed herewith is the following exhibit:
99   Press release dated November 15, 1999

                                      *****

                                   Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                            CHOICETEL COMMUNICATIONS, INC.


Date: November 15, 1999          By:      /s/ Jack S. Kohler
                                        --------------------------------------
                                 Jack S. Kohler
                                 Vice President and Chief Financial Officer